BUFFALO® FUNDS

Buffalo Jayhawk China Fund

Shares of the Fund have not been approved
or disapproved by the Securities and
Exchange Commission nor has the
Commission passed upon the adequacy of
this Prospectus. Any representation to the
contrary is a criminal offense.

Prospectus

December 18, 2006

Prospectus	December 18, 2006

Buffalo Jayhawk China Fund           Investment Advisor and Manager:
KORNITZER CAPITAL MANAGEMENT, INC.
Shawnee Mission, Kansas

Investment Sub-Advisor
JAYHAWK CAPITAL MANAGEMENT, LLC
Prairie Village, Kansas

Distributed By:
Quasar Distributors, LLC
Milwaukee, Wisconsin

Table of Contents

Page
INFORMATION ABOUT THE FUND	3

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	3

PRINCIPAL RISK FACTORS	4

PERFORMANCE	6

FEES AND EXPENSES	6

FEE EXAMPLE	6

PORTFOLIO HOLDINGS	6

MANAGEMENT AND INVESTMENT ADVISOR	6

FINANCIAL HIGHLIGHTS	8

INFORMATION ABOUT INVESTING IN THE FUND	9

HOW TO PURCHASE SHARES	9

HOW TO REDEEM SHARES	10

SHAREHOLDER SERVICES	10

HOW SHARE PRICE IS DETERMINED	10

DISTRIBUTIONS AND TAXES	12

ADDITIONAL POLICIES ABOUT TRANSACTIONS	12

PRIVACY POLICY	16

CONDUCTING BUSINESS WITH THE BUFFALO FUNDS	19

INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Buffalo Jayhawk China Fund (the “Fund”) is long-term growth of capital.

To pursue its investment objective, the Fund invests primarily in publicly traded common stocks of China Companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of China Companies. The Fund considers China Companies to be those:

•	that are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”); or
•	that issue securities for which the principal trading market is in China; or
•	that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

In addition to its primary investments in common stocks, the Fund may make equity investments in preferred stock and securities convertible into common stock of China Companies; as well as interests in trusts or depositary receipts that represent indirect ownership interests in China Companies. The Fund also is authorized to make equity investments in the form of equity-linked notes or swap agreements designed to provide the Fund with investment exposure to equity securities of China Companies (although these investments are limited to 30% of the Fund’s net assets). The Fund’s indirect investments in China Company equity securities may be used as tools to gain exposure to Class A shares or other specific Chinese securities or markets, which may have certain limitations on direct investment. The Fund’s China Company portfolio securities are typically listed and traded in China (on the Shanghai and Shenzhen Stock Exchanges) and Hong Kong (on the Hong Kong Stock Exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges.

The Fund may also invest in other equity securities such as preferred stock, securities convertible into common stock, securities (or other investments) with prices linked to the value of common stock and depositary receipts that represent indirect ownership interests in China Company equity securities. The Fund’s China Company portfolio securities are typically listed and traded in China (on the Shanghai and Shenzhen stock exchanges) and Hong Kong (on the Hong Kong stock exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges. The Fund may invest up to 30% of its net assets in swap agreements or other synthetic instruments designed to provide the Fund with investment exposure to securities of China Companies. For example, these instruments may be used as tools to gain exposure to Class A shares or other specific China securities or markets, which may have certain limitations on direct investments.

The Fund’s investments are selected with a value orientation and a long-term investment horizon. The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company’s fundamental characteristics. The Fund seeks to invest in companies with strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams. Once attractive candidates are identified, the Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio managers. The portfolio managers have extensive expertise in the China market and also consider macroeconomic and other top-down variables, including China-specific risk considerations, when making investment decisions. The Fund does not intend to invest in the securities of non-public companies, purchase securities on margin (leveraging) or sell securities short.

In addition to the Fund’s main investments, the Fund may invest up to 20% of its net assets in securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy. Also, when consistent with the Fund’s investment objective, strategies and policies, the Fund may invest up to 20% of its net assets in debt securities of China Companies.

The Fund should be thought of as a long-term investment for the aggressive portion of a well-diversified portfolio.

Investment Style and Turnover - The Fund’s portfolio managers normally do not engage in active or frequent trading of the Fund’s investments. Instead, to reduce turnover of the Fund’s holdings, the Fund’s portfolio managers’ general strategy is to purchase securities for the Fund as long-term investments. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. The portfolio managers may sell the Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments - The Fund intends to hold some cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes. During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving your investment. To the extent the Fund uses a money market fund for investment of cash, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Changes in Objectives and Policies - The objective, strategies and policies described above explain how the Fund is managed and may be changed by the Buffalo Funds' Board of Trustees without the need for approval of the Fund’s shareholders. However, the Fund will provide advance written notice of any change in the investment objective; and the Fund will not change its investment policy of investing at least 80% of the Fund’s net assets in China Companies without first providing shareholders with at least 60 days' prior notice. The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.

PRINCIPAL RISK FACTORS

The Fund cannot guarantee that it will achieve its investment objective. As with any fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments goes down, the value of the Fund’s shares will also decrease and you may lose money.

International and China Risks - Investing in foreign securities, including securities of foreign corporations, governments and government agencies or instrumentalities generally involves more risks than investing in U.S. securities. These include risks relating to political, social, religious and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

There are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.), could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

Securities of Chinese Companies may trade on U.S. or European Exchanges in the form of American, European or Global depositary receipts (“ADRs,” “EDRs” and “GDRs,” respectively). Although depositary receipts have similar risks to the securities they represent, they may also involve higher expenses and be less liquid than the underlying securities listed on the Exchange. In addition, depositary receipts may not pass through voting and other shareholder rights.

Certain securities issued by China Companies may be less liquid (harder to sell) than many U.S. securities. This means the Fund may at times have difficulty selling securities of China Companies at favorable prices. Government supervision and regulation of Chinese and Hong Kong stock exchanges, currency markets, trading systems and brokers may be less extensive than in the United States. Additionally, brokerage commissions and other fees are generally higher for securities traded in Chinese markets. Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting requirements as U.S. companies. There may be less information publicly available about foreign companies than about U.S. companies.

Emerging Markets Risks - While China’s economy is growing and expected to become one of the world’s largest, China’s economic development is at a relatively early stage and China can be considered an emerging market. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid, more volatile and may have a lower level of government oversight than securities markets in more developed countries.

Currency Risks - When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss.

Geographic Concentration Risks - Because the Fund invests its assets primarily in China Companies, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social, religious or economic disruptions in this region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

Management Risks - The Fund’s success depends largely on the Fund’s portfolio managers’ ability to select favorable investments. Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks. Because of this, the Fund will perform better or worse than other types of funds depending on what is in “favor.” In addition, there is the risk that the strategies, research or analytical techniques used by the Fund’s portfolio managers and/or their security selection may fail to produce the intended result.

Market Risks - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. To the extent the Fund invests in equity securities, the share price of the Fund will go up and down in value as the equity markets change. Stock markets can be volatile and can decline significantly in response to adverse news about individual companies; or issuer, political, regulatory, market or economic developments. As with any mutual fund, there is a risk that you could lose money by investing in the Fund.

Small- and Medium-Sized Companies Risks - The Fund may invest in any size company, including small- and medium-sized companies. Additionally, some of the other investment companies in which the Fund may invest will hold stocks of small- and medium-sized companies. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

Swap Agreement and Synthetic Instruments Risks - The Fund’s investments in swap agreements may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter-party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FUND PERFORMANCE

This Prospectus does not include performance information for the Fund because the Fund has only recently commenced operations. Once the Fund has been in operation for at least a full calendar year, the Prospectus will include a bar chart of annual total returns and a performance table of average annual total returns for the Fund.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Buffalo Jayhawk China Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses**	0.34%
Total Annual Fund Operating Expenses	1.84%

Fee Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$187	$580

*A $15 fee is imposed for redemptions by wire.
† If you redeem or exchange shares of the Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.
**Other Expenses are based on estimated amounts for the current fiscal year.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding disclosure of portfolio holdings can be found in the Fund’s Statement of Additional Information, which can be obtained free of charge by contacting the Fund at 1-800-49-BUFFALO (1-800-492-8332).

MANAGEMENT AND INVESTMENT ADVISOR

Investment Advisor

Kornitzer Capital Management, Inc. (“KCM” or the “Advisor”) is the manager and investment advisor for the Fund. The Advisor oversees the investment program and the sub-advisor’s management of the Fund’s investments and general operation of the Fund. KCM was founded in 1989. In addition to managing and advising the Buffalo Funds, it provides investment advisory services to a broad variety of individual, corporate and other institutional clients. As manager, KCM provides or obtains and pays the cost of management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management and supervision (including sub-advisor costs); transfer agent and accounting services; a portion of foreign custodian fees, independent auditors and legal counsel costs; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205. As compensation for KCM’s services, the Fund pays KCM a fee each month at the annual rate of 1.50% of the Fund’s average daily net assets.

Certain expenses of the Fund are payable by the Fund. These expenses include a portion of the foreign custody costs, taxes, interest, governmental charges and fees, including registration or qualification of the Fund's shares with the Securities and Exchange Commission and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings. A discussion regarding the Board of Trustees’ basis for approving the Fund’s investment management agreement will be included in a future report to shareholders of the Fund.

Sub-Advisor

Jayhawk Capital Management, LLC (the “Sub-Advisor”) is the sub-advisor for the Fund. Together with the Advisor, the Sub-Advisor is responsible for implementing the Fund’s investment program, and will be responsible for the day-to-day investment activity of the Fund. The Sub-Advisor was founded in 1995. In addition to managing and advising the Fund, the Sub-Advisor provides investment advisory services to private investment funds, which may also invest in China companies similar to those in which the Fund invests. The Sub-Advisor is located at 8201 Mission Road, Suite 110, Prairie Village, KS 66208 and maintains an office in Hong Kong at 19C On Hing Building, No. 1 On Hing Terrace, Central, Hong Kong. For its services, the Advisor pays the Sub-Advisor, out of its own resources, a monthly sub-advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. A discussion regarding the Board of Trustees’ basis for approving the investment advisory agreement with the Sub-Advisor will be included in a future report to shareholders of the Fund.

Portfolio Managers

The Fund is managed by a team of two portfolio managers supported by an experienced investment analysis and research staff. The portfolio managers, who are jointly responsible for the day-to-day management of the Fund’s portfolio, are as follows:

Kent C. McCarthy. Mr. McCarthy founded the Sub-Advisor in 1995. Since inception, Mr. McCarthy has been President of the Sub-Advisor, and is a portfolio manager of its private funds. Prior to founding the Sub-Advisor, Mr. McCarthy spent 10 years as an investment professional for Goldman Sachs. Mr. McCarthy holds a B.S. in Accounting and Business Administration and an M.S. in Taxation from the University of Kansas, and earned his Masters in Business Administration from Stanford University.

Mark A. Fleischhauer. Mr. Fleischhauer is the Vice President of the Sub-Advisor, and is also a portfolio manager of its private funds. Prior to joining the Sub-Advisor in 2004, Mr. Fleischhauer was a Senior Research Analyst at HFR Asset Management. From 2002 to 2003 Mr. Fleischhauer attended Kellogg School of Management at Northwestern University where he received his Masters in Business Administration. Mr. Fleischhauer holds a B.S. in Economics from the Wharton School of the University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

Distribution and Other Services

Quasar Distributors, LLC serves as principal underwriter and U.S. Bancorp Fund Services, LLC serves as transfer agent to the Fund. Quasar Distributors, LLC and U.S. Bancorp Fund Services, LLC are located at 615 East Michigan Street, Milwaukee, WI 53202.

FINANCIAL HIGHLIGHTS

The Fund has recently commenced operations. Therefore, there are no financial highlights available at this time.

INFORMATION ABOUT INVESTING IN THE FUND

HOW TO PURSCHASE SHARES

No Load Fund

There are no sales commissions or Rule 12b-1 distribution fees charged on investments in the Fund.

How to Buy Shares

To make an initial purchase, your purchase order must be received by the Fund, its agents or an authorized financial intermediary in “good order.” “Good order” means that your purchase includes (1) a completed account application or investment stub, (2) the dollar amount of shares to be purchased and (3) a check payable to U.S. Bank, N.A., which indicates your investment in the Fund (see chart on pages 19-20 for details on making investments in the Fund). In general, you may purchase shares of the Fund as indicated below.

•  By phone, Internet, mail or wire;
•  Through Automatic Monthly Investments;
•  Through exchanges from another Buffalo Fund; and
•	Cashier’s checks under $10,000, money orders, third-party checks, credit card checks, Treasury checks, cash, traveler’s checks or starter checks will not be accepted as payment.

All checks must be in U.S. dollars and drawn on a domestic financial institution. Your net asset value per share (“NAV”) for a purchase will be the next computed NAV after your request is received in good order. All requests received in good order before the close of regular trading on the New York Stock Exchange (“NYSE”)  (4:00 p.m. Eastern Time) will be executed at the NAV computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Minimum Initial Investment

•	$2,500 for regular accounts, unless opened via an exchange;
•	$1,000 for exchanges from another Buffalo Fund;
•	$250 for IRA and Uniform Transfer/Gifts to Minors Accounts; or;
•	$100 initial purchase for any account when an Automatic Monthly Investment Plan is established for at least $100 per month.

Minimum Additional Investment

•	$100 by phone, Internet or mail;
•	$100 by wire;
•	$100 for Automatic Monthly Investments through an automated clearing house (“ACH”); and,
•	$100 for exchanges from another Buffalo Fund.

Automatic Monthly Investments

Automatic Monthly Investments are processed in an agreed amount each month that is debited through an ACH transaction from a shareholder’s pre-identified bank account.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for regular shareholder accounts, unless opened via an exchange. If your account falls below a minimum due to redemptions and not market action, the Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for falling below the minimum account size.

HOW TO REDEEM SHARES

You may withdraw proceeds from your account at any time. Your NAV for a redemption will be the next computed NAV after your request is received by the Fund, its agents or an authorized financial intermediary in “good order.” All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern Time) will be executed at the NAV computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

There is no minimum limit for withdrawal via telephone or letter, but the most you can redeem by telephone is $25,000, provided that you have previously registered for this service. Redemption requests by mail must be received by the Fund its agents or an authorized financial intermediary in “good order.” For redemption requests, “good order” means that (1) your request should be in writing, indicating the number of shares or dollar amount to be redeemed, (2) the request properly identifies your account number, (3) the request is signed by you and any other person listed as an account owner exactly as the shares are registered and, if applicable (4) the signatures on the request are guaranteed. Redemptions over $25,000 must be made in writing and be signature guaranteed. Additionally, signature guarantees are required when any of the following are true:

•	You request redemption proceeds that are being sent to a different payee, bank or address than that which the Fund has on file;
•	You request a redemption to the address of record within 15 days of changing that address; or
•	You are changing the account registration or sending proceeds to a Buffalo Funds account with a different registration.

For further instructions about signature guarantees, see the “Signature Guarantees” section on page 15.

SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-49-BUFFALO (1-800-492-8332) for more information.

•	Uniform Transfers/Gifts to Minors Accounts.
•	Transfer on Death (“TOD”) Accounts.
•	Accounts for corporations, partnerships and retirement plans.
•	Traditional IRA accounts.
•	Roth IRA accounts.
•	Coverdell Education Savings Accounts.
•	Simplified Employee Pensions (“SEPs”).

HOW SHARE PRICE IS DETERMINED

Shares of the Fund are purchased or redeemed at their NAV per share next calculated after your purchase order and payment or redemption order is received in “good order” by the Fund. In the case of certain authorized financial intermediaries, such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions, that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next effective after receipt by such intermediary, consistent with applicable laws and regulations. Other intermediaries may set cut-off times for the receipt of orders that are earlier than the Fund’s.

The Fund’s NAV is calculated by subtracting from the Fund’s total assets any liabilities and then dividing this amount by the total outstanding shares as of the date of the calculation. The NAV is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time), on days when the Fund is open for business. The Fund is generally closed on weekends, days when the New York Stock Exchange (“NYSE”) is not open for unrestricted trading and certain national holidays as disclosed in the Statement of Additional Information.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available or when they may not reflect the actual market value, any security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees. Under these fair value procedures, the authority to determine estimates of fair value has been delegated to a valuation committee consisting of members of the Fund’s Advisor, Sub-Advisor and administrator. These fair value procedures are used by the valuation committee to price a security when corporate events, events in the securities market or world events cause the Fund’s management to believe that a security’s last sale price may not reflect its actual market value. In addition, the fair value procedures are used by the valuation committee to price thinly traded securities (such as junk bonds and small- or micro-cap securities) when the Fund’s management believes that the last sale price may not accurately reflect the securities’ market value. By using fair value pricing procedures, the goal is to ensure that the Fund is accurately priced. The effects of using fair value pricing are that the value derived may only reflect the value as determined, and the real value may vary higher or lower. To the extent that the valuation committee determines the fair market value of a security, it is possible that the fair market value determined by the committee will not exactly match the market price of the security when the security is sold by the Fund.

Valuation of Foreign Securities

Under normal market conditions the Fund determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern Time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Trading in securities on foreign stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open (“NYSE business day”).  Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund could be susceptible to what is referred to as “time zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. This type of trading may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Fund’s portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of arbitrage market timing.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not NYSE business days, and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Board of Trustees.

DISTRIBUTIONS AND TAXES

So long as the Fund continues to qualify to be taxed as a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The Fund pays distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the Fund semi-annually, usually in June and December. The Fund reserves the right to pay distributions from net investment income and net capital gains more frequently, if necessary, to reduce or eliminate federal income or excise tax. However, no assurances can be given that distributions will be sufficient to eliminate all taxes. There are no fees or sales charges on reinvestments. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

Tax Considerations - In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders as long-term capital gain rates, provided certain holding period requirements are met.

If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the redemption of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid for calendar years through 2010.

When you sell, redeem or exchange your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Buffalo Fund is the same as a redemption.

Fund distributions and gains from the sale, redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

ADDITIONAL POLICIES ABOUT TRANSACTIONS

The Fund cannot process a transaction request unless it is properly completed as described in this section. To avoid delays, please call the Fund if you have any questions about these policies. The Fund reserves the right to cancel or change these transaction policies at any time with or without notice.

If you wish to purchase (or redeem) shares of the Fund through a broker, a fee may be charged by that broker. You may also contact the Fund directly to purchase and redeem shares of the Fund without this fee. In addition, you may be subject to other policies or restrictions of the broker, such as a higher minimum account value.

Purchases - The Fund may reject purchase orders when they are not received by the Fund in “good order” or when it is in the best interest of the Fund and its shareholders to do so. If your check or ACH does not clear, you will be charged a fee of $25.

Redemptions - The Fund generally sends proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in “good order” and accepted. But the Fund reserves the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).

The Fund cannot accept requests that contain special conditions or effective dates, and the Fund may request additional documentation to ensure that a request is genuine. Under certain circumstances, the Fund may pay you proceeds in the form of portfolio securities owned by the Fund. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash and will bear any market risk until such securities are converted. Additionally, if the Fund pays you with securities in this manner, you will realize a capital gain or loss for federal income tax purposes on each security you receive.

If you request a redemption within 12 days of purchase, the Fund will delay sending your proceeds until unconditional payment has been collected. This may take up to 12 days from the date of purchase. For your protection, if your account address has been changed within the last 15 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemption Fee — If shares of the Fund are sold, redeemed or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed. The Fund will employ the “first in, first out” method to calculate the 60-day holding period.

The redemption fee does not apply to:

(1) shares purchased through reinvested distributions (dividends and capital gains);

(2) shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption fee  does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts;

(3) shares sold or exchanged under systematic redemptions or exchanges;

(4) shares sold following the death or disability of a shareholder. The disability,  determination of disability and subsequent sale must have occurred during the period the fee applied;

(5) shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 ½ and other required distributions from retirement accounts; and

(6) shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.

The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Fund shareholders are subject to this 2.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank or an investment advisor. Currently, the Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of its customers. For example, where a financial intermediary is not able to determine if the redemption fee applies or is not able to impose or collect the fee, or omits to collect the fee at the time of redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know whether a redemption fee is applicable or the identity of the customer(s) who should pay the redemption fee.

The Fund reserves the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law.

Market Timing and Frequent Trading - While the Fund provides shareholders with daily liquidity, the Fund is designed for long-term investors and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Fund, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Fund and its shareholders. The Fund does not allow market timing or accommodate market timers and has policies and procedures to that end.

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, negatively impairing the Fund’s performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Fund’s Board of Trustees has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Fund will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Fund may refuse or cancel purchase orders (within one business day of purchase) for any reason, without prior notice, particularly purchase orders that the Fund believes are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 90 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

The Fund has implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Fund. For purposes of applying these procedures, the Fund may consider, among other things, an investor’s trading history in the Fund, and accounts under common ownership, influence or control. Under these procedures, the Fund or its agents monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy. If, as a result of this monitoring, the Fund or its agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder’s account.

For individual accounts where transaction information can readily be accessed, the Fund, the Advisor or their agents will monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial advisors (“Intermediaries”), the ability to monitor trades from the underlying shareholders is severely limited. Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. The Fund, the Advisor or their agents will seek to utilize web-based and other tools made available by such Intermediaries to provide transparency to screen for excessive short-term trading. If, as a result of the monitoring, the Fund, the Advisor or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will request the Intermediary to restrict the account from further purchases or exchanges.

The Fund has also implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity. For more information on fair value pricing by the Fund, please see the section entitled “How Share Price is Determined” above.

The shares of the Fund are not subject to any contingent deferred sales charge, but do impose a redemption fee, as described above, to discourage frequent trading.

Although the policy is designed to discourage excessive short-term trading, none of these procedures alone, nor all of them taken together, eliminate the possibility that excessive short-term trading activity in the Fund will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Exceptions to the Fund’s policy defining someone as a market timer may only be granted by the Fund’s Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual. Exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more. Any waiver of the policies on market timing will not be permitted if it would harm the Fund or its shareholders or subordinate the interest of the Fund or the shareholders. Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Fund’s Board of Trustees at the next quarterly Board meeting.

Payments to Financial Intermediaries - The Advisor may pay additional compensation (at its own expense and not as an expense of the Fund) to certain brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of Fund shares and/or shareholder servicing. These payments may be made to financial intermediaries that provide shareholder servicing and marketing support. You should ask your financial intermediary for more details about any such payment it receives.

Closure of the Fund - The Advisor retains the right to close the Fund or partially close the Fund if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Advisor may decide to close the Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.

Signature Guarantees - Generally signature guarantees will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature from a notary public is not a signature guarantee. For your protection, the Fund requires a guaranteed signature if you request:

•	Redemption proceeds to be sent to a different payee, bank or address that that which the Fund has on file ;
•	A redemption check mailed to an address that has been changed within the last 15 days;
•	Any redemption in excess of $25,000;
•	An addition of or change to telephone redemption privileges to an existing account;
•	An addition of or change to automated bank instructions on an account; and
•	A change in account registration or redemption instructions.

In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Corporations, Trusts and Other Entities - Persons who want to purchase or redeem shares of the Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Fund with appropriate documentation establishing their authority to act. The Fund cannot process requests until all required documents have been provided. Please call the Fund if there are questions about what documentation is required.

Exchanges to Another Fund - The minimum exchange amount required to establish a new Fund account is $1,000. After your accounts are established, exchanges into another Buffalo Fund may be made in amounts of $100 or more. If you establish a new Buffalo Fund account by exchange, you must keep a minimum balance in the amount of $1,000 in your account, unless you wish to close that account. You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account. The names and registrations on both accounts must be identical. Your shares must have been held in an open account for 15 days or more, and the Fund must have received full payment before an exchange will be processed. Redemption fees will also apply if you redeem your shares through an exchange that have not been held in the account for the requisite time period. Exchanges between Buffalo Funds are transactions subject to the Fund’s market timing policy. You should review the prospectus of the Buffalo Fund in which you are investing. All shareholders who have selected this option on their account application are able to perform exchanges by telephone.

Telephone/Internet Services--During periods of increased market activity, you may have difficulty reaching the Fund by telephone. If this happens, contact the Fund by mail or by accessing the Fund’s web site at www.buffalofunds.com on the World Wide Web. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed neither the Fund nor any person or entity that provides services to the Fund will be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Information--To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one Prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Buffalo Funds, 1-800-49-BUFFALO (1-800-492-8332), and requesting the additional copies of Fund documents.

Timing of Requests--Your price per share for purchases or redemptions will be the NAV next computed after your request is received in good order by the Fund, its agents or an authorized financial intermediary. All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern Time) will be executed at the NAV computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next NYSE business day’s NAV.

Anti-Money Laundering Policy--In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent may verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Fund does not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Fund’s transfer agent at 1-800-492-8332 if you need additional assistance when completing your application.

PRIVACY POLICY

This Privacy Policy has been adopted by the Buffalo Funds. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by Kornitzer Capital Management, Inc. (“Kornitzer”) and Jayhawk Capital Management, LLC, each an investment advisor registered with the Securities and Exchange Commission that serve as the investment advisor and manager and sub-advisor, respectively, of the Fund.

The Fund, Kornitzer and the Sub-Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION
We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?
Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select. The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information
•	Name
•	Address
•	Birthdate
•	Phone number
•	Social Security number
•	Mother’s maiden name
•	E-mail address
•	Product-Related Personal Information
•	Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES
How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with 1) legal processes, 2) to protect the rights, property or personal safety of the Funds, their shareholders or the public, 3) as part of inspections or examinations conducted by our regulatory agencies and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

CONDUCTING BUSINESS WITH THE BUFFALO FUNDS

BY PHONE OR INTERNET	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT	HOW TO SELL SHARES	HOW TO EXCHANGE SHARES
1-800-49-BUFFALO
(1-800-492-8332)

www.buffalofunds.com

You must authorize each type of transaction on your account application or on the appropriate form. If you call, the Buffalo Funds’ representative may request personal identification and tape-record the call.
If you already have a Buffalo Fund account, you may open an account in another Buffalo Fund via exchange ($1,000 minimum). The names and registrations on the accounts must be identical.
You may make additional investments ($100 minimum) by telephone/on-line. After the Buffalo Funds receive and accept your request, Buffalo Funds will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Buffalo Funds and the participating banks.

You may withdraw any amount up to $25,000 by telephone/on-line, provided that you have registered for this service previously. The Fund will send money only to the address of record, via ACH or by wire.

You may exchange existing shares ($1,000 minimum exchange) for shares in another Buffalo Fund. The shares should be held in an open account for 15 days or more, and the Fund should have received full payment before you request an exchange. Redemption fees will apply if you exchange shares held in the account for less than 60 days.

BY MAIL
All Purchases and Redemptions:
Regular Mail
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Registered/Overnight Mail:
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

Complete and sign the application that accompanies this Prospectus. Your initial investment must meet the account minimum requirement. Make your check payable to Buffalo Funds. and be sure to indicate the name of the Fund in which you are investing.
Make your check ($100 minimum) payable to Buffalo Funds and mail it to Buffalo Funds. Always identify your account number or include the detachable investment stub (from your confirmation statement).
In a letter, include the genuine signature of each registered owner (exactly as registered and guaranteed as described on pages 10 and 15), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. The Buffalo Funds will send money only to the address of record, via ACH or by wire.

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum) and the name of the Buffalo Fund into which the money is being transferred.

BY WIRE
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA#075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
Further Credit: (Name of specific Buffalo Fund)
(Shareholder name and account number)

First, contact the Buffalo Funds by phone to make arrangements with a telephone representative to send in your completed application via facsimile. Within 24 hours of receipt of the faxed application, a telephone representative will provide you with an account number and wiring instructions. You may then contact your bank to wire funds according to the instructions you are given. Your initial purchase will be placed as of the date the funds are received provided the funds are received before the close of the NYSE. If the funds are received after the close of the NYSE, your shares will be purchased using the next NYSE business day’s closing NAV.

Wire share purchases ($100 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. In order to obtain wiring instructions, and to ensure proper credit, please notify the Buffalo Funds prior to sending a wire purchase order.

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $15 fee is charged. If your written request is received before 4:00 p.m. (Eastern Time) the Buffalo Funds will normally wire the money on the following business day. If the Buffalo Funds receive your written request after 4:00 p.m. (Eastern Time), the Buffalo Funds will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.
Not applicable.
THROUGH AUTOMATIC TRANSACTION PLANS
You must authorize each type of automatic transaction on your account application or complete an authorization form, which you can obtain from the Buffalo Funds by request. All registered owners must sign.
Not applicable.
Automatic Monthly Investment:

You may authorize automatic monthly investments in a constant dollar amount ($100 minimum) from your checking account. The Buffalo Funds will draft your checking account on the same day each month in the amount you authorize via ACH. In order to participate in the Automatic Monthly Investment Plan, your bank must be a member of the ACH system.

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Buffalo Funds will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

Systematic Exchanges:

You may authorize systematic exchanges from your account ($100 minimum to an existing Buffalo account and $1,000 to a new Buffalo account) to another Buffalo Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

BUFFALO FUNDS

Additional Information

The Statement of Additional Information (“SAI”) contains additional information about the Fund and is incorporated by reference into this Prospectus.  Once available, the Fund’s annual and semi-annual reports to shareholders will contain additional information about the Fund’s investments and are incorporated herein by reference. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

You may obtain a free copy of these documents by calling or e-mailing the Fund as shown below. You also may call the toll-free number given below to request other information about the Fund and to make shareholder inquiries. These documents are also available on-line at the Buffalo Funds’ Internet site listed below.

You may review and copy the SAI, annual and semi-annual reports and other information about the Fund by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC (202-551-8090) or by accessing the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by sending an e-mail request to publicinfo@sec.gov.

1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Investment Company Act file number: 811-10303

PART B

BUFFALO JAYHAWK CHINA FUND
(a series of Buffalo Funds)

STATEMENT OF ADDITIONAL INFORMATION

December 18, 2006

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Fund’s current Prospectus, dated December 18, 2006. Certain information from the Fund’s Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information. To obtain the Prospectus or the most recent Annual or Semi-Annual Report to shareholders, free of charge, please call the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

INTRODUCTION

This Statement of Additional Information (“SAI”) supplements the Buffalo Jayhawk China Fund’s Prospectus, dated December 18, 2006. This SAI provides additional information concerning the organization, operation and management of the Buffalo Jayhawk China Fund (the “Fund”).

The Fund is a series of Buffalo Funds (the “Trust”), which is classified as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is classified as diversified under the 1940 Act. Diversified means that at least 75% of the value of the Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities; provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of the Fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.

The Fund has elected and intends to qualify to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund’s earnings are distributed in accordance with the Code. To so qualify, among other requirements, the Fund will limit its investment so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Kornitzer Capital Management, Inc. serves as the Fund’s manager and investment advisor (“KCM” or the “Advisor”). Jayhawk Capital Management, LLC serves as the Fund’s sub-advisor (“Jayhawk” or the “Sub-Advisor”). The Advisor oversees the investment program and the management of the Fund’s investments. The Sub-Advisor is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the Fund.

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on February 14, 2001. In addition to the Fund, the Buffalo Science & Technology, Buffalo Micro Cap and Buffalo Mid Cap Funds are each a series of the Trust (“Buffalo Funds”).

An unlimited number of shares of beneficial interest in the Trust were authorized for each of the Buffalo Funds. All shares of each of these Buffalo Funds have the same rights and privileges as other shares of the same Buffalo Fund. Each full and fractional share issued and outstanding has (1) equal voting rights with respect to matters that affect that Buffalo Fund and (2) equal dividend, distribution and redemption rights to the assets of that Buffalo Fund. Shares when issued are fully paid and non-assessable. The Trust’s Board of Trustees may create other series of the Trust and divide any series into separate classes. Shareholders do not have pre-emptive or conversion rights.

Shareholder meetings. The Buffalo Funds will not hold regular annual shareholder or other shareholder meetings except as required by the 1940 Act and other applicable laws, or as determined by the Board of Trustees of the Trust.

The Trust has undertaken that, if requested to do so by the holders of as least 10% of the Trut’s outstanding shares, the Trustees will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16© of the 1940 Act.

INFORMATION ABOUT THE FUND'S INVESTMENTS

The objective, strategies and policies discussed in this SAI and in the Fund’s Prospectus generally apply when the Fund makes an investment. If a percentage or other restriction is met at the time of initial investment, except with respect to borrowings and holdings in illiquid securities, the Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of the Fund’s restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation. Likewise, in the event that the Fund’s holdings in illiquid securities exceeds its limitations due to market factors, the Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations. Unless stated otherwise, the objective, strategies and policies described in this SAI and the Prospectus may be changed by the Board of Trustees without approval of a majority of the Fund’s outstanding voting securities. The Fund will not change its investment objective without providing advance written notice of the change; and the Fund will not change its investment policy of investing at least 80% of the Fund’s net assets in China Companies without first providing shareholders with at least 60 days’ prior notice.

Below you will find descriptions of the Fund’s investment objective and strategies.

INVESTMENT OBJECTIVE.

The investment objective of the Buffalo Jayhawk China Fund (the “Fund”) is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS.

To pursue its investment objective, the Fund invests primarily in publicly traded common stocks of China Companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of China Companies. The Fund considers China Companies to be those:

•	that are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”); or
•	that issue securities for which the principal trading market is in China; or
•	that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China; or which have at least 50% of their assets in China.

In addition to its primary investments in common stocks, the Fund may make equity investments in preferred stock and securities convertible into common stock of China Companies; as well as interests in trusts or depositary receipts that represent indirect ownership interests in China Companies. The Fund also is authorized to make equity investments in the form of equity-linked notes or swap agreements designed to provide the Fund with investment exposure to equity securities of China Companies (although these investments are limited to 30% pf the Fund’s net assets). The Fund’s indirect investments in China Company equity securities may be used as tools to gain exposure to Class A shares or other specific China securities or markets, which may have certain limitations on direct investment. The Fund’s China Company portfolio securities are typically listed and traded in China (on the Shanghai and Shenzhen stock exchanges) and Hong Kong (on the Hong Kong stock exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges

The Fund’s investments are selected with a value orientation and a long-term investment horizon.  The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company's fundamental characteristics.  The Fund seeks to invest in companies with strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams.  Once attractive candidates are identified, the Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio managers.  The portfolio managers have extensive expertise in the China market and also consider macroeconomic and other top-down variables, including China-specific risk considerations, when making investment decisions. The Fund does not intend to invest in the securities of non-public companies, purchase securities on margin (leveraging) or sell securities short.

The Fund may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen stock exchanges.  Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors.  The China Fund's exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares.  The government of China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets.  However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong). In addition and as noted in the Prospectus, the Fund is authorized to invest in securities of China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges.

In addition to the Fund’s main investments, the Fund may invest up to 20% of its net assets in securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy. Also, when consistent with the Fund’s investment objective, strategies and policies, the Fund may invest up to 20% of its net assets in debt securities of China Companies, up to 10% of which may be rated less than Baa, by Moody’s or BBB by S&P (commonly referred to as “junk bonds”), or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  Rated debt securities, which are downgraded to below Baa or BBB quality after purchase, and unrated debt securities, which the Advisor believes have fallen below Baa or BBB quality after purchase, are not subject to this limitation, and such securities will be sold at the Advisor’s discretion.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities). Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.

The Fund may invest in some or all of the following types of securities or engage in the following types of transactions in seeking to achieve its investment objective:

Common Stock. The Fund may invest in the publicly traded common stock of domestic and foreign companies of any size. The purchaser of common stock receives an ownership interest in a company and usually certain voting rights with regard to that company. The owner of common stock may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Owners of common stock may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as they are traded in the public securities markets. But common stocks, and stock markets generally, can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Other Equity Securities. The Fund may purchase equity securities other than common stocks, including preferred stocks, securities convertible into common stock, securities (or other investments) with prices linked to the value of common stock, depositary receipts that represent indirect ownership interests in China Company equity securities and warrants.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well.

A warrant allows the holder to purchase a security at a fixed price during a preset time period. The value of a warrant will increase, if the market value of a particular security increases after the warrant is purchased. If the market value of the security decreases after the warrant is purchased or if the term of the warrant expires before it is exercised, the holder of the warrant will incur a loss. Warrants do not provide the holder the right to receive dividends or the right to vote. The Fund may invest up to 10% of its net assets in warrants.

Convertible Securities.
A convertible preferred stock is a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. Convertible preferred stock provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Convertible preferred stock tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible preferred stock also tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, convertible preferred stock is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

Convertible preferred stock is usually issued either by an operating company or by an investment bank. When issued by an operating company, convertible preferred stock tends to be senior to common stock, but subordinate to other types of debt securities issued by that company. When convertible preferred stock issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible stock. If, however, the parity price, which is the price at which the common stock underlying the convertible stock may be obtained, of the convertible stock is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock. When convertible preferred stock is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of the convertible preferred stock may be important in determining the security’s true value. This is because the holder of the convertible preferred stock will have recourse only to the issuer. Convertible preferred stock may also be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. Convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.

A convertible debt security is a debt obligation that may be converted in a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible debt security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight debt security, a convertible debt security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, however, the value of a convertible debt security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

A convertible debt security is usually issued either by an operating company or by an investment bank. When issued by an operating company, convertible debt tends to be senior to common stock, but subordinate to other types of debt securities issued by that company. When a convertible debt security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. If, however, the parity price, which is the price at which the common stock underlying the convertible debt security may be obtained, of the convertible debt security is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock. When a convertible debt security is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of a convertible debt security may be important in determining the security’s true value. This is because the holder of a convertible debt security will have recourse only to the issuer. A convertible debt security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. The Advisor and Sub-Advisor use the same criteria to rate a convertible debt security as they use to rate a more conventional debt security.

Large-Cap Companies. The Fund may be exposed to the benefits and risks of investing in the securities of larger companies. Large-cap companies may be more stable than newer, smaller companies, and securities of larger companies tend to be regularly traded. Large-cap companies, however, may be unable to respond quickly to new competitive challenges. Large-cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Companies. The Fund may be exposed to the benefits and risks of investing in the securities of mid-cap companies. Mid-cap companies may have more potential for growth than larger companies, but mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies. Mid-cap company securities also may be bought and sold less often and in smaller amounts than larger company securities. If the Fund wants to sell a large quantity of a mid-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Small-Cap Companies.  The Fund may be exposed to the benefits and risks of investing in the securities of small-cap companies. Smaller, less seasoned companies may have more potential for greater and rapid growth, but investing in small-cap companies may also involve greater risk than investing in larger companies. Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies. Small-cap company stocks also tend to be bought and sold less often and in smaller amounts than larger company stocks. If the Fund wants to sell a large quantity of a small-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Micro-Cap Companies. The Fund may be exposed to the benefits and risks of investing in the securities of micro-cap companies. Small, less seasoned companies have more potential for rapid growth. They also often involve greater risk than larger companies. Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole. In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company. The securities of micro-cap companies, therefore, tend to be more volatile than the securities of larger, more established companies. Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. If the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the portfolio manager might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Debt Securities. When consistent with the Fund’s investment objective, strategies and policies, the Fund may invest up to 20% of its net assets in debt securities of China Companies. The Fund will be exposed to the benefits and risks of investing in debt securities. A debt security represents a loan of money by the purchaser of the security to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time. Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

The yields and principal values of debt securities fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. These fluctuations tend to increase as a bond’s maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

High Yield Debt Securities. The Fund may invest up to 10% of its net assets in higher yielding, high-risk debt securities, often referred to as junk bonds. These lower-grade debt instruments generally offer higher yields than other debt securities. They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing, and any of these factors could lead to a default.

The market prices of lower-grade debt securities are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments. Lower-grade debt securities may also have less liquid markets than higher rated debt securities, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions. Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these debt securities.

Credit quality of lower-grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk debt security. For these reasons, the Fund’s portfolio managers use their own independent and ongoing review of credit quality in addition to the national rating organizations in selecting these debt securities for the Fund.

As a mutual fund investing in debt securities, the Fund is subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond’s maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities. The Fund is also subject to income risk, which is the potential for a decline in the Fund’s income due to falling market interest rates. In addition to interest rate and income risks, the Fund is subject to credit risk, which is the risk of non-payment of interest or principal when due. The credit risk of the Fund depends on the quality of its investments.

International Investing. Investing in foreign securities, including securities of foreign corporations, governments and depositary receipts, including American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively) generally involves more risks than investing in U.S. securities. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

In addition to developed markets, the Fund may invest in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Foreign securities may be less liquid than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Government supervision of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. Additionally, brokerage commissions and other fees are generally higher for securities traded on foreign markets. Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting requirements as U.S. companies. There may be less information publicly available about foreign companies than about U.S. companies.

The U.S. dollar market value of the Fund’s investments and of dividends and interest earned may be significantly affected by changes in currency exchange rates. The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Fund. Foreign investments, which are not U.S. dollar-denominated, may require the Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market. The Sub-Advisor does not intend to hedge the Fund’s exposure to fluctuations in foreign currency exchange rates.

Because the Fund invests its assets primarily in China companies, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in this region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings. The Fund could be adversely affected by controls on foreign investment and limitations on repatriation of foreign capital. In addition, the limited liquidity in certain Chinese, Taiwanese and Hong Kong markets may impair the ability of the Fund to value its portfolio securities and to dispose of securities in order to meet redemption requests at the price and time it wishes to do so.

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a problematic political issue that is not likely to be resolved in the near future and may have an adverse impact on the values of the Fund’s investments, or impair the Fund’s ability to invest in either country. Any escalation of hostilities between China and Taiwan would likely have a significant adverse effect on the value of the Fund’s investments in both countries.

Illiquid Securities. The Fund may invest in illiquid securities, but these investments will not exceed more than 15% of the Fund’s net assets. The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security. Foreign securities that are traded publicly in the United States or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid securities if: (a) the Fund reasonably believes it can dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and higher brokerage charges or dealer discounts, which may result in a loss to the Fund.

Swap Agreements.   Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The successful use of swap agreements will depend on the ability of the portfolio manager to correctly predict whether the underlying investment will produce greater returns than other investments. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counter-party. Swaps that have terms of greater than seven days may be considered to be illiquid. Under the supervision of the Board of Trustees, the Fund will determine whether a swap agreement is illiquid. While the Fund may invest up to 30% of its net assets, collectively, in swap agreements and synthetic instruments, the Fund is restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid; that is, not readily marketable. The Fund’s investments in swap agreements may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Fund will enter into swap agreements only with counterparties that the Fund’s portfolio manager reasonably believes are capable of performing under the agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. The Fund’s portfolio manager will closely monitor, subject to the oversight of the Board, the creditworthiness of counterparties in order to minimize the risk of swaps.

Synthetic Instruments.  Synthetic instruments are investments that have characteristics similar to the Fund’s direct investments, and include equity swaps (see above), equity-linked notes and structured products. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of the Fund's investment objective and strategies. The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund’s portfolio managers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

The Fund’s use of synthetic instruments will generally be for the purpose of gaining exposure to specific markets or securities. The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. While the Fund may invest up to 30% of its net assets, collectively, in swap agreements and synthetic instruments, the Fund is restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid; that is, not readily marketable.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

NON-PRINCIPAL INVESTMENTS STRATEGIES, POLICIES AND RISKS.

Other Investment Companies. The Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”). The Fund’s investments in other investment companies may be in furtherance of its investment objective of long term growth of capital; or may be a part of its cash management strategy through the use of money market mutual funds for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 ½ %.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

The Fund’s investment in other investment companies may consist of shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Cash Management. The Fund generally will have a portion of its assets invested in cash or cash equivalent high-quality, short-term debt obligations for a variety of reasons, including to pay unanticipated expenses or to maintain liquidity to satisfy redemption requests from shareholders or while the portfolio managers look for suitable investment opportunities. Such high-quality, short-term obligations may include money market securities and money market mutual funds. Temporary defensive investments generally may include (1) unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund's investment policies and restrictions); (2) bank time deposits denominated in the currency of any major nation with less than seven days remaining to maturity; (3) bankers' acceptances; (4) certificates of deposits; (5) debt securities of foreign companies; (6) floating rate securities (if money market fund eligible); (7) repurchase agreements with banks and broker-dealers; (8) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; (9) U.S. government securities maturing in 13 months or less; and (10) a variety of other high quality short-term investments.

The securities used for cash management can decrease in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines.

Repurchase Agreements. In connection with its cash management activities, the Fund may invest in repurchase agreements to earn income on this portion of its assets. When the Fund enters into a repurchase agreement, it purchases securities from a bank, broker or dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price. Investments in repurchase agreements that do not mature in seven days may be considered illiquid securities.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Commercial Paper. Commercial paper is an unsecured, short-term loan by a corporation, typically for financing accounts receivable and inventory. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's Investors Service (Moody's) or A-1 by Standard & Poor's Ratings Group (S&P(R)) or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

Options and Other Strategies

General. The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”) (collectively, “Derivative Instruments”) to attempt to hedge or limit the exposure of the Fund’s individual securities positions.

The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Derivative Instruments will be limited by tax considerations. The Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Advisor or Sub-Advisor may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques. These new opportunities may become available as the portfolio manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed. The Advisor or Sub-Advisor may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)  Successful use of most Derivative Instruments depends upon the portfolio manager’s ability to predict movements of the overall securities markets, which requires different skills than predicting long-term changes in the prices of individual securities. A correct forecast of stock market trends by the portfolio manager may still not result in a successful transaction. The portfolio manager may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

(2)  Options prices can diverge from the prices of their underlying instruments. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)  As described below, the Fund might be required to maintain assets (individual stocks) as “cover,” when it takes positions (covered calls) in Derivative Instruments involving obligations to third parties (e.g., financial instruments other than purchased options (“Financial Instruments”)). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)  Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns an offsetting (“covered”) position in the underlying securities. The Fund will comply with SEC guidelines regarding cover for these instruments.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. The Fund may buy put options and sell covered call options on individual securities recognized national securities exchanges and boards of trade, as well as in the OTC markets. Up to 5% of Fund total assets may be subject to covered calls and purchased put options. The Fund does not intend to simultaneously write covered call options and purchase put options on the same security.

By writing (selling) a covered call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put option it had purchased by writing an identical put option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Upon the termination of the Fund’s obligation under a covered call option, other than though exercise of the option, the Fund will realize a short-term capital gain or loss. If the Fund exercises an option and realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held. Writing of covered call options creates a straddle that is potentially subject to the straddle rules, which results in a deferral of some losses of tax purposes.

Risks of Options on Securities. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Temporary Defensive Position. The Fund generally holds some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets. Also, a temporary defensive strategy still has the potential to lose money.

When-Issued Securities. The Fund may purchase securities on a when-issued basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund's custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund's commitments. The Fund may invest up to 5% of its net assets in when-issued securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS.
The Board of the Trust has adopted the following investment restrictions as fundamental policies for the Fund as stated below. These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, which means, under the 1940 Act, the vote of (1) more than 50% of the outstanding voting securities of the Fund or (2) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less. Many of these investment restrictions recite the current legal or regulatory requirements. When the legal or regulatory requirements change, the Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with the Fund’s investment objective, strategies and policies.

The Fund will not:

(1)
Purchase or sell real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or from investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), futures contracts or options thereon;

(2)
Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(3)
Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker-dealers or institutional investors;

(4)	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit;

(5)
Make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.
In addition to the objective, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Fund is subject to the following investment restrictions as non-fundamental policies for the Fund. The Board may change these non-fundamental investment restrictions without shareholder approval.

The Fund will not:

(1)
As to 75% of its total assets, purchase the securities of any one issuer (excluding cash and cash items (including receivables)), Government securities, and securities of other investment companies) if, immediately after and as a result of such purchase: (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets; or (b) the Fund owns more than 10% of the outstanding voting securities, or of any other class of securities of such issuer;

(2)
Invest more than 15% of its net assets in illiquid securities. The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security;

(3)	Invest in any issuer for purposes of exercising control or management;

(4)	Purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

In applying the Fund’s fundamental policy concerning industry concentration described above, it is a matter of non-fundamental policy that investments in certain broader categories of companies will not be considered to be investments in the same industry, for example: technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries. The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% of more its total assets are invested in issuers within the same industry or group of related industries.

PORTFOLIO TURNOVER.
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or the Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio managers estimate that the portfolio turnover rate of the Fund will be below 50% over the long-term.

FUND SECURITIES TRANSACTIONS

The Fund’s portfolio managers make the decisions about buying and selling securities for the Fund. They select brokers and dealers to execute securities transactions, allocate portfolio brokerage and principal business and negotiate commissions and prices for securities. In instances where securities are purchased on a commission basis, the Fund’s portfolio managers seek best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade.

The levels of brokerage commissions generated by the Fund are directly related to the number and the size of the buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund, the Fund’s portfolio manager’s interpretation of the market or economic environment, etc.

The Fund believes it is in its best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker dealers who will provide quality executions at competitive rates. Broker dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. The Fund may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Fund will not normally pay a higher commission rate to broker dealers providing benefits or services to it than it would pay to broker dealers who did not provide such benefits or services. However, the Fund reserves the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities. Allocation is reviewed regularly by both the Fund’s Board and the Fund’s portfolio managers.

Although the Fund may place portfolio orders with qualified broker dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund’s shares for their clients, the Fund does not consider the sale of Fund shares as a factor when selecting broker-dealers to effect portfolio transactions.

Research services furnished by broker dealers may be useful to the Fund’s portfolio managers in serving other clients, as well as the other Buffalo Funds. Likewise, the Fund may benefit from research services obtained by the Sub-Advisor from the placement of its other clients’ portfolio brokerage.

When the Sub-Advisor, in its fiduciary capacity, believes it to be in the best interest of the Fund’s shareholders, the Fund may join with the Sub-Advisor’s other clients in acquiring or disposing of a security. Securities acquired or proceeds obtained will be prudently and fairly distributed among the Fund and the Sub-Advisor’s other clients participating in such a transaction, based on their appropriateness and relative risk tolerance. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

Additional Payments to Dealers and Financial Intermediaries. The Advisor, out of its own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s prospectus.

Such additional cash payments may be made to brokers, dealers and other financial intermediaries that provide services to the Fund and/or investors in the Fund, including (without limitation) shareholder servicing, and marketing support. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, finder’s fees and the dollar amount of shares sold. The level of payments made to a qualifying financial intermediary in any given year will vary. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

These payments may provide an additional incentive to financial intermediaries to actively promote the Fund. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund. Your financial intermediary may charge you additional fees and commissions. You should consult your dealer or financial intermediary for more details about any such payment it receives.

Although a financial intermediary that sells Fund shares may also act as a broker or dealer in connection with the Fund’s purchase or sale of portfolio securities, the Fund’s portfolio managers do not consider a financial intermediary’s sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

PURCHASING AND SELLING SHARES

PURCHASES.
Neither the Fund nor the entities that provide services to it (the “Fund Complex”) will be responsible for the consequences of delays, including delays in foreign or domestic banking or Federal Reserve wire systems. The Fund cannot process transaction requests that are not completed properly. If you use the services of a broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Shares of the Fund may be purchased directly from the Fund without these fees. Each order accepted will be fully invested in whole and fractional shares of the Fund, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share and the aggregate shares owned. A transcript of all activity in the account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information. Annual statements are available from U.S. Bancorp Fund Services, LLC at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Fund will not issue share certificates.

The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Fund and its shareholders.

The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Fund against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled. A $25 return item charge, which will be paid from the redemption of additional shares, will also be incurred by the purchaser. The purchaser may also be prohibited from, or restricted in, placing further orders.

SALES (REDEMPTIONS).
The Fund Complex will not be responsible for the consequences of delays that are out of its immediate control, including delays in foreign or domestic banking or Federal Reserve wire systems. The Fund cannot process transaction requests that are not completed properly.

The Fund Complex may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange or other major securities exchanges are closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange or other major securities exchanges are restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of the Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below”) by purchasing and redeeming shares of the Fund on a regular basis; or (4) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

Redemption Fee - If shares of the Fund are sold or exchanged within 60 days of their purchase a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed. The Fund will employ the “first in, first out” method to calculate the 60-day holding period.

The redemption fee does not apply to:

(1) shares purchased through reinvested distributions (dividends and capital gains);

(2) shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts;

(3) shares sold or exchanged under systematic redemptions or exchanges;

(4) shares sold following the death or disability of a shareholder. The disability, determination of disability and subsequent sale must have occurred during the period the fee applied;

(5) shares sold in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts; and

(6) shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.

The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Fund shareholders are subject to this 2.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank or an investment advisor. Currently, the Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of its customers. For example, where a financial intermediary is not able to determine if the redemption fee applies or is not able to impose or collect the fee, or omits to collect the fee at the time of redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know whether a redemption fee is applicable or the identity of the customer(s) who should pay the redemption fee.

The Fund reserves the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder will incur expenses converting the securities into cash and would bear any market risk until such securities are converted into cash.

MARKET TIMERS.
The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below and are implemented in part, through the Fund’s redemption fee which is described in the Prospectus.

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs. The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Fund does not allow market timers. The Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer. You will be considered a market timer if you (i) have requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request, (ii) make investments of large amounts followed by a redemption or exchange request shortly after the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

ANTI-MONEY LAUNDERING PROGRAM.
The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

NET ASSET VALUE.
The net asset value (“NAV”) and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect the Fund’s NAV, days during which the Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading. The Fund does not compute its NAV on days when the NYSE is closed or on the following customary holidays:

Christmas	December 25
New Year’s Day	January 1
Martin Luther King Jr. Day	Third Monday in January
Presidents’ Day	Third Monday in February
Good Friday	Friday before Easter
Memorial Day	Last Monday in May
Independence Day	July 4
Labor Day	First Monday in September
Thanksgiving Day	Fourth Thursday in November

In valuing the Fund’s assets for calculating the NAV, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined. Fund securities listed on the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price.

If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Fund shall determine in good faith to reflect the security’s fair value. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determine that amortized cost does not represent fair value. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date. All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The Fund has adopted fair valuation procedures for use in appropriate circumstances. If no price, or in the Advisor and Sub-Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security shall be fair valued. The Board of Trustees has delegated to the Advisor and Sub-Advisor the authority to provide fair value determinations in any situation that would impact the Fund’s NAV by less than a penny per share. If the proposed valuations would impact the Fund’s NAV by more than a penny per share, then the Valuation Committee of the Board meets to determine an appropriate price. In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale.

Valuation of Foreign Securities

Under normal market conditions the Fund determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. This type of trading may dilute the value of the Fund’s shares if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Fund’s portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Board of Trustees.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	Net Asset Value per share
Shares Outstanding

Additional Purchase and Redemption Policies.

The Fund reserves the right to:

(1)	Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders that invest through any of the Fund’s special investment programs;

(2)
Cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of the Fund and its shareholders;

(3)	Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days’ written notice to you;

(4)	Begin charging a fee for the telephone service and to cancel or change the service upon 60 days’ written notice to you;

(5)	Begin charging a fee for the systematic redemption plan upon 30 days’ written notice to you;

(6)
Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders; the Fund may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and

(7)
Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if the Fund has other reason to believe that this requirement would be in the best interest of its shareholders.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS.
The Fund is governed by a Board of Trustees, who are responsible for protecting the interests of Fund shareholders under the laws of Delaware. The Trustees (“Trustees”) are experienced business persons, who meet throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and to review performance. The officers of the Fund are responsible for supervising the Fund’s business operations, but the Fund is managed by the Advisor and the Sub-Advisor, subject to the supervision and control of the Trustees.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES
Kent W. Gasaway[1] (46) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since inception.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company).	Nine	None
	President and Treasurer	One year term and served since May 2003.
Joseph C. Neuberger[1] (43) 615 E. Michigan Street, Milwaukee, WI 53202	Trustee	Indefinite term and served since May 2003.	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994 - present)	Nine	Trustee, MUTUALS.com (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with five portfolios)
	Chairman	One year term and served since May 2003.
NON-INTERESTED TRUSTEES
Thomas S. Case (64) 515 Piney Creek Road Reno, NV 89511	Trustee	Indefinite term and served since inception.	Retired	Nine	None
Gene M. Betts (53) Embarq Corp. 5454 W. 110th Street Overland Park, KS 66211	Trustee	Indefinite term and served since February 2001.	Chief Financial Officer, Embarq Corp. (telecommunications company) August 2005-present; Senior Vice President and Treasurer, Sprint Corp. (telecommunications company) 1990-2005.	Nine	Director, Garmin Ltd (a global positioning equipment company)

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
J. Gary Gradinger (62) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Trustee	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products)	Nine	Director, MGP Ingredients, Inc.
Philip J. Kennedy (60) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Trustee	Indefinite term and served since May 1995.
Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango; Associate Professor and Chair of Accounting, Business Administration and Entrepreneurship, Benedictine College; formerly Associate Professor, Slippery Rock University; Director, Great Plains Trust Company.
				Nine	None
OFFICERS

Rachel A. Spearo (27) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since February 2006.	Counsel, U.S. Bancorp Fund Services, LLC since September 2004.	N/A	N/A
Barry Koster (45) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer/Anti-Money Laundering Officer	Indefinite term and served since October 2004
Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company); Senior Manager from 2001-2002, Mock & Dakan P.C.; Senior Manager from 1990-2001, KPMG LLP.
				N/A	N/A
1Each of these Trustees may be deemed to be an “interested person” of the Fund as that term is defined in the 1940 Act, as amended. Messrs. Neuberger and Gasaway are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Fund’s Registered Transfer Agent and an affiliate of the Fund’s underwriter. Kornitzer Capital Management, Inc. is the Fund’s Advisor.

The Trustees do not own shares of the Fund as of the date of this SAI. The following table shows the amount of equity securities in the funds comprising the entire Buffalo Funds Complex owned by the Trustees as of the calendar year ended December 31, 2005:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Joseph C. Neuberger	Balanced: High Yield: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None None None None None None None None	None
Kent W. Gasaway	Balanced: High Yield: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000	Above $100,000
Thomas S. Case	Balanced: High Yield: Large Cap: Micro Cap Mid Cap: Science & Tech: Small Cap: USA Global:	$1-$10,000 $1-$10,000 $1-$10,000 None None None None $1-$10,000	$10,001-$50,000
Gene M. Betts	Balanced: High Yield: Large Cap: Micro Cap Mid Cap: Science & Tech: Small Cap: USA Global:	None $10,001-$50,000 None $10,001-$50,000 $10,001-$50,000 None None None	Above $100,000
J. Gary Gradinger	Balanced: High Yield: Large Cap: Micro Cap Mid Cap: Science & Tech: Small Cap: USA Global:	None None None $1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 None	Above $100,000
Philip J. Kennedy	Balanced: High Yield: Large Cap: Micro Cap Mid Cap: Science & Tech: Small Cap: USA Global:	Above $100,000 $1-$10,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $1-$10,000	Above $100,000

AUDIT COMMITTEE.
The Fund has an Audit Committee, which assists the Fund’s Board in fulfilling its duties relating to the Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent registered public accounting firm. The Audit Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Fund’s Non-Interested Trustees. The specific functions of the Audit Committee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Fund’s procedures for internal auditing and reviewing the Fund’s system of internal accounting controls. As the Fund is new, the Audit Committee did not have a reason to meet with respect to the Fund.

COMPENSATION.
The Fund does not directly compensate any Trustee or Fund officer for their normal duties and services. Mr. Gasaway and Mr. Neuberger, who are interested Trustees due to their employment with the Fund’s Advisor and U.S. Bancorp Fund Services, LLC, respectively, are compensated by those organizations and not by the Fund. U.S. Bancorp Fund Services, LLC pays the Trustee fees (acting as paying agent for the Advisor). U.S. Bancorp Fund Services, LLC is an affiliate of the Fund’s underwriter.

Each Non-Interested Trustee receives an annual retainer of $6,000, plus $200 per Fund for the Fund Board meeting attended and $100 per Fund for telephone attendance. The Fund’s Board generally meets four times each year. The following table shows the amount of fees paid by U.S. Bancorp Fund Services, LLC to each Non-Interested Trustee for the fiscal year ended March 31, 2006:

Name of Person, Position	Fees Paid on Behalf of All Buffalo Fund Complex (1)
Thomas S. Case, Trustee	$12,400
Gene M. Betts, Trustee	$12,400
J. Gary Gradinger, Trustee	$12,400
Philip J. Kennedy, Trustee	$12,400
1As the Fund is new, these figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended March 31, 2006.  The Fund Complex is currently comprised of six separate investment companies (nine funds total) with each company’s Board comprised of the same Trustees.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES.

The Fund discloses a complete list of its portfolio holdings four times in each fiscal year, as of the end of each fiscal quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and includes the lists in the related Annual and Semi-Annual shareholder reports and in Form N-Q (first and third quarters), and the Semi-Annual and Annual Reports to Shareholders are mailed to all shareholders of record. Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s web site at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

The Fund’s Board has approved ongoing arrangements with service providers, whereby portfolio holdings information is made available to such service providers. These service providers are U.S. Bancorp Fund Services, LLC, the fund administrator, fund accountant and transfer agent; U.S. Bank, NA, the fund custodian; Ernst & Young, LLP, the independent registered public accounting firm; and Stradley Ronon Stevens & Young, LLP, outside legal counsel. The Fund may also disclose holdings information to financial printers or proxy voting services. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Fund may also disclose such information to state and federal regulators and government agencies, or as otherwise required by law or judicial process. No party receives compensation for disclosing holdings information and any disclosure must be authorized under the disclosure policy adopted by the Fund’s Board.

Additionally, the Fund may provide information regarding its portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the recipient makes a specific request to the Fund for the information and the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Fund may only receive portfolio holdings information that has otherwise been publicly disclosed. Non-public portfolio holdings will not be disclosed to members of the media under any circumstance.

Exceptions to, or waivers of, the Fund’s policy on portfolio disclosures may only be made by the Fund’s Chief Compliance Officer and must be disclosed to the Fund’s Board of Trustees at its next regularly scheduled quarterly meeting. The Board is also responsible for reviewing any potential conflict of interest between the interests of the Fund’s shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination, and reviews the operation and effectiveness of the Fund’s portfolio disclosure policy on an annual basis.

INVESTMENT ADVISOR AND MANAGER.
Kornitzer Capital Management, Inc. (“KCM”) serves as the Fund’s investment advisor and manager. KCM is a federally registered investment advisory firm that was founded in 1989. At June 30, 2006, KCM managed approximately $4.8 billion in assets for mutual funds, corporations, pensions and individuals. In addition to serving as the Buffalo Fund’s investment advisor and manager, KCM serves as sub-advisor to the AFBA 5 Star Funds, a family of mutual funds sponsored by the Armed Forces Benefit Association with objectives and policies substantially similar to the Buffalo Funds.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business. John C. Kornitzer is the majority stockholder of the firm and serves as the firm’s President and Chairman of KCM’s Board of Trustees. Kent W. Gasaway, Robert Male, Susan McElwain and John C. Kornitzer each own more than 5% of the firm. Mr. Gasaway is affiliated with the Fund through his membership on the Fund’s Board.

KCM serves as investment advisor and manager of the Fund pursuant to a Management Agreement that requires KCM to provide or obtain and pay the costs of advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee. KCM provides business management and advisory services, and contracts with others to provide other needed services for the Fund. In this respect, KCM has entered into a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”) in Milwaukee, Wisconsin, pursuant to which US Bancorp provides or obtains various operational services required by the Fund, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.

As compensation for its services, the Fund pays KCM a fee at the annual rate of one and one-half percent (1.50%) of the Fund’s average daily net assets. KCM pays US Bancorp a fee at the annual rate of 0.30% of the Fund’s average daily net assets out of the fees KCM receives from the Fund. Both KCM’s and US Bancorp’s fees are computed daily and the Fund pays KCM’s fees monthly.

SUB-ADVISOR
Jayhawk Capital Management, LLC (the “Sub-Advisor”) is the sub-advisor for the Fund. Together with the Advisor, the Sub-Advisor is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the Fund. The Sub-Advisor firm was founded in 1995. In addition to managing and advising the Fund, the Sub-Advisor provides investment advisory services to private investment funds, which may also invest in China Companies, similar to that of the Fund. The Sub-Advisor is located at 8201 Mission Road, Suite 110, Prairie Village, KS 66208. For its services, the Advisor pays the Sub-Advisor, out of its own resources, a monthly sub-advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. Kent C. McCarthy is the founder and President of Jayhawk Capital Management, LLC, and is the majority stockholder of the firm.

PRINCIPAL UNDERWRITER.
Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the principal underwriter for the shares of the Fund. Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers. The Distributor is an affiliate of US Bancorp.

CODE OF ETHICS.
The Fund, its Advisor, Sub-Advisor and Distributor have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by the Fund, subject to certain general restrictions and procedures. The codes of ethics are on file with the SEC.

CUSTODIAN.
U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212, is the custodian (the “Custodian”) of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The Custodian also serves as the foreign custody manager with responsibility for the safekeeping of the Fund’s foreign securities holdings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The Fund’s financial statements are audited by an independent registered public accounting firm approved by the Trustees each year, and in years in which an annual meeting is held the Trustees may submit their selection of an independent registered public accounting firm to the shareholders for ratification. Ernst & Young LLP is the Fund’s current independent registered public accounting firm.

ADMINISTRATOR.
KCM has retained U.S. Bancorp, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of the net asset value of the Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

TRANSFER AGENT.
KCM has retained U.S. Bancorp, 615 East Michigan Street, Milwaukee, WI 53202, to serve as the Transfer Agent for the Fund. The Transfer Agent performs shareholder service functions such as maintaining the records of each shareholder’s account, answering shareholders’ inquiries concerning their accounts, processing purchase and redemptions of the Fund’s shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions.

Certain officers and Trustees of the Buffalo Funds are also officers or Trustees of KCM or US Bancorp.

PORTFOLIO MANAGERS OF THE FUND

Kent C. McCarthy. Mr. McCarthy founded the Sub-Advisor firm in 1995. Since inception, Mr. McCarthy has been President of the Sub-Advisor, and is a portfolio manager of its hedge funds. Prior to founding the Sub-Advisor, he spent 10 years as an investment professional for Goldman Sachs. Mr. McCarthy holds a B.S. in Accounting and Business Administration and an M.S. in Taxation from the University of Kansas, and earned his Masters in Business Administration from Stanford University.

Mark A. Fleischhauer. Mr. Fleischhauer is the Vice President of the Sub-Advisor, and is also a portfolio manager of its hedge funds. Prior to joining the Sub-Advisor in 2004, Mr. Fleischhauer was a Senior Research Analyst at HFR Asset Management. From 2002 to 2003 Mr. Fleischhauer was attending Kellogg School of Management at Northwestern University where he received his Masters in Business Administration. Mr. Fleischhauer also holds a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Other Accounts Managed by Portfolio Managers as of August 1, 2006

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent C. McCarthy	0	$0	6	$600 million	0	$0
Mark A. Fleischhauer	0	$0	6	$600 million	0	$0

Ownership of Securities in the Fund by Portfolio Managers

As of the date of this SAI, neither Portfolio Manager owned any securities in the Fund.

Compensation of Portfolio Managers

Portfolio Manager compensation at the Sub-Advisor consists of a base cash salary together with a cash bonus determined with reference to the short-, medium-, and long-term performance of the client accounts managed by the portfolio manager (all accounts) versus relevant benchmarks. As the Sub-Advisor’s investment strategy is long-term, the varying performance time periods are used in order to assure that compensation is not unduly influenced by short-term performance fluctuations. The determination of bonus amounts also takes into other factors into account, such as individual performance and contributions to the firm, and success of the firm overall. The Sub-Advisor is a private company and compensation decisions are made within the ownership.

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple accounts gives rise to potential conflicts of interest if the Fund and accounts have different objectives, benchmarks, time horizons and fees, as a Portfolio Manager must allocate his time and investment ideas across multiple accounts, including the Fund. A Portfolio Manager may execute transactions for the Fund or account that may adversely impact the value of securities held by another account. Securities selected for one account may outperform the securities selected for another account.

As a registered investment adviser, the Sub-Advisor and its portfolio managers have a fiduciary duty to place the interests of their clients first, before their own interests. Therefore, the conflicts of interest inherent in the management of multiple accounts must be addressed. The firm has adopted a code of ethics governing personal trading activities of its personnel and has also adopted investment and brokerage allocation procedures designed to ensure that all client accounts, regardless of their size or fee structure, are treated fairly.

When a portfolio manager determines, based on the clients’ investment objectives and restrictions, that an investment is appropriate or suitable for more than one fund or account, the following considerations apply.

Purchases are allocated, absent unusual circumstances, fairly based on the client's optimal allocation for the security, considering the client's investment objectives and restrictions as well as the firm's current market outlook. Investment opportunities are spread over the Sub-Advisor's accounts whenever doing so could reasonably be expected to achieve best execution of the various individual orders. Determination of a client's optimal allocation is made considering the client's investment objectives, as well as any client's relevant investment restrictions. If an entire order is not filled, the final allocation will be made pro rata among the participating clients, based on the original allocation to such clients, absent unusual circumstances. If an order is broken down into several “sub-orders” with different prices, the price allocated to a particular client may be based on the average price of the “sub-orders” or the order may be split into “sub-blocks,” each at the different price, and each “sub-block” will be allocated based on each client's relative original allocation.

The Portfolio Managers’ management of their personal accounts may give rise to potential conflicts of interest. The Fund, Advisor and Sub-Advisor have each adopted a code of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND

Control persons are persons deemed to control the Fund because they own beneficially over 25% of the Fund’s outstanding equity securities. As a result, control persons could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of the Fund. Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding equity securities. As of the date of this SAI there were no control persons of the Fund.

MANAGEMENT OWNERSHIP OF THE FUND

As the date of this SAI, the officers and Trustees of Buffalo Funds did not hold any shares of the Fund.

In addition, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor or Sub-Advisor, the Distributor or any affiliate of the Advisor or the Distributor. Accordingly, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate family have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or their affiliates were parties.

DISTRIBUTIONS AND TAXES

Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates provided certain holding period requirements are met.

Distributions of Capital Gains. The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed twice each year (semi-annually, usually in June and December), and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Investment in Foreign Securities. The Fund may be subject to foreign withholding taxes on dividend income from foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Information on the Tax Character of Distributions. The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will notify you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”). It has qualified as a regulated investment company, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

•  98% of its taxable ordinary income earned during the calendar year;
•  98% of its capital gain net income earned during the twelve month period ending October 31; and
•  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund Shares. Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Buffalo Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities.  The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long- term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of the Fund’s distributions as qualified dividend income. The amount of the Fund’s ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

Dividends-received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by the Fund out of income earned on its investments in stock of domestic corporations. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.

Non-U.S. Investors. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Also, interest-related dividends paid by the Fund from qualified net interest income generally are not subject to U.S. withholding tax. “Qualified interest income” or “QII” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. The amount of ordinary dividends that are designated by the Fund as an interest-related dividend (other than dividends paid following the close of the Fund’s fiscal year) must be based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined at fiscal year end. As a consequence, the Fund may over or under withhold U.S. tax on the income dividends paid to you. To the extent that the Fund pays an additional income dividend later in the calendar year, it may be able to adjust for any such over or under withholding. But there is no guarantee that the Fund will be able to eliminate any over withholding. In addition, the Fund reserves the right not to designate interest-related dividends as such and to reduce its withholding on these dividends where the amount designated would be de minimis on a per share basis.

Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

A partial exemption from U.S. estate tax may apply to stock in the Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, when available, will be included in the Annual Report to Shareholders. Unaudited reports to shareholders will be published at least semi-annually.

PROXY VOTING POLICIES AND PROCEDURES

The Fund delegates all proxy voting decisions regarding the Fund’s securities to the Advisor (with assistance from the Sub-Advisor). As a result, the Advisor’s and Sub-Advisor’s proxy voting policies and procedures govern how the Fund’s proxies are voted.

The Advisor’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contract. The Advisor will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Advisor’s and Sub-Advisor’s Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Fund, the Advisor’s and Sub-Advisor’s utmost concern is that all decisions be made solely in the best interest of the Fund. The Advisor and Sub-Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

A proxy voting committee makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by the Sub-Advisor are voted in a timely manner and in a manner consistent with the Advisor’s and Sub-Advisor’s determination of the Fund’s best interests.

Where a proxy proposal raises a material conflict between the Advisor’s and Sub-Advisor’s interests and the Fund’s interest, the Advisor and Sub-Advisor will resolve such a conflict in the manner described below:

•
Vote in Accordance with the Guidelines. To the extent that the Advisor and Sub-Advisor have little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

•
Obtain Consent of Trustees. To the extent that the Advisor and Sub-Advisor have discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the Fund’s Board of Trustees and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s and Sub-Advisor’s conflict that the Board would be able to make an informed decision regarding the vote. If the Board does not respond to such a conflict disclosure request or denies the request, the Advisor and Sub-Advisor will abstain from voting the securities held by that account.

The Advisor and Sub-Advisor will generally vote against any management proposal that is not deemed to be in the shareholders’ best interests. Proposals in this category would include issues regarding the issuer’s board entrenchment, anti-takeover measures, providing cumulative voting rights and election of Trustees who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders, such as election of auditors, date and place of annual meeting and reasonable Employee Stock Purchase Plans. Some proxy decisions may be made on a case-by-case basis.

A description of the Fund/Advisor’s proxy voting procedures is available without charge upon request, by calling 1-800-492-8332 and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by (1) calling the Fund at 1-800-492-8332 or (2) on the SEC website at http://www.sec.gov.

APPENDIX-RATINGS INFORMATION.

Bond Ratings.
S&P	MOODY’S	DESCRIPTIONS
AAA	Aaa	These are the highest ratings assigned by S&P and Moody's to a debt obligation. They indicate an extremely strong capacity to pay interest and repay principal.
AA	Aa	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from AAA/Aaa issues only in a small degree.
A	A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Baa
Debt rated BBB/Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB/Baa is regarded as having significant speculative characteristics.

BB	Ba
Debt rated BB/Ba has less near-term vulnerability to default than other speculative issues. But it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB-/Baa3 rating.

B	B
Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB/Ba or BB-/Ba3 rating.

CCC	Caa
Debt rated CCC/Caa has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC/Caa rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-/B3 rating.

CC	Ca	The rating CC/Ca typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.
C	C
The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC/Caa3 debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments- are continued.

CI	N/A	The rating CI is reserved for income bonds on which no interest is being paid.
D	N/A
Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s. With regard to S&P’s ratings, bonds rated BB, B, CCC and CC are usually considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings.
S&P	MOODY’S	DESCRIPTION
A-1	Prime-1 (P-1)	This rating indicates that the degree of safety regarding timely payments is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound will be more subject to variation. Capitalization characteristic while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.
B	N/A	Issues rated “B” are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing condi-tions or short-term adversities.
C	N/A	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	N/A	This rating indicates that the issuer is either in default or is expected to be in default upon maturity.
Moody’s commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s only rating, prime, means that it believes that the commercial paper note will be redeemed as agreed. The criteria used by Moody’s for rating a commercial paper issuer under this graded system include, but are not limited to the following factors: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be in-herent in certain areas; (3) evaluation of the issuer’s products in relation to competi-tion and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. S&P’s commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days.